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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 1997


                    CONSOLIDATED HEALTH CARE ASSOCIATES, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                      0-15893                   91-1256470
(State or Other Jurisdiction of   Commission File No.        (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                            38 Pond Street, Suite 305
                          Franklin, Massachusetts 02038
               (Address of principal executive offices) (Zip Code)

                                 (508) 520-2422
                     Registrant's telephone number including
                                    area code

                                 Not Applicable
                  Former name, former address and former fiscal
                       year, if changed since last report

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


Item 2.       Acquisition or Disposition of Assets


(a) The disposition


          (I) On February 28, 1997 pursuant to an Asset Purchase Agreement, Consolidated Health Care Associates, Inc. consummated the sale of three of its four Pennsylvania clinics to Richard and Vicky Tribbitt. The clinics included those located in Millersburg, PA, Mechanicsburg, PA, and Shermans Dale, PA. The Company had purchased these clinics from the Buyer in 1993.

          (II) The Asset Purchase Agreement also provided for the assignment of trade receivables, assignments of leases, collection agreements, security agreements, a service agreement, the assignment of trade payables, rights to the use of names similar to "CPRS" and "RSCP", and certain fixed assets used in the business of the clinics involved.

               The consideration for the sale of the clinics and related assets was $900,000 in cash and a $150,000 five year note receivable at 9%. The Buyer also assumed $230,000 of associated liabilities.

               In January 1997, prior to entering into the Asset Purchase Agreement, the Company agreed to satisfy a note of the Company held by the Buyer issued in connection with the 1993 business acquisition in the amount of $413,259 by assignment to the Buyer of $484,000 in face amount of receivables, but only to the extent of collections in the amount due under the note.

               Pursuant to the Asset Purchase Agreement, the Buyer agreed to advance certain operating expenses of the clinics proposed to be sold, which advances would be deducted from the cash portion of the purchase price. The Buyer advanced $100,000 which amount was deducted from the $900,000 cash portion of the sale consideration.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


                            Pro Forma Financial Data

     The following Unaudited Pro Forma Consolidated Balance Sheet and Unaudited Pro Forma Consolidated Statements of Operations give effect to the sale of three of the Company's Pennsylvania clinics pursuant to the terms of an Asset Purchase Agreement between the Company and the prospective purchaser (the "Disposition"). These Unaudited Pro Forma Consolidated Financial Statements have been derived from the statements of operations of the Company for the fiscal year ended December 31, 1995 and the nine months ended September 30, 1996. The Unaudited Pro Forma Consolidated Balance Sheet gives effect to the Disposition as if it had occurred on September 30, 1996. The Unaudited Pro Forma Consolidated Statements of Operations give effect to the Disposition as if it had occurred at the beginning of each of the periods presented.

     The Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the notes thereto and the Company's consolidated financial statements and related notes. The Unaudited Pro Forma Consolidated Financial Statements are presented for informational purposes only and do not purport to be indicative of the results of operations that actually would have resulted if the Disposition had been consummated previously nor which may result from future operations.

                 Unaudited Pro Forma Consolidated Balance Sheet

                                                                          SEPTEMBER 30, 1996
                                                                          ------------------
ASSETS                                                         ACTUAL               ADJUSTMENTS             PRO FORMA
Current Assets:
  Cash and cash equivalents                                    $90,782               $ 900,000  (1)          $990,782
  Accounts receivable, net                                   2,076,023                (805,168) (2)         1,270,855
  Prepaid expenses and other current assets                    268,099                 (21,500) (3)           246,599
  Notes receivable - current portion                                 0                  30,000  (1)            30,000
                                                          ------------            ------------             ----------
         Total current assets                                2,434,904                 103,332              2,538,236

  Property, plant and equipment, net                           501,008                 (34,763) (4)           466,245
  Goodwill, net                                              2,447,213                       0              2,447,213
  Note receivable - long term portion                                0                 120,000  (1)           120,000
  Deferred charges and other assets, net                       235,445                       0                235,445
                                                          ------------            ------------             ----------
                                                             5,618,570                 188,569              5,807,139
                                                          ============            ============             ==========


LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities
  Accounts payable and notes payable                           714,990                (136,299) (2)           578,691
  Current portion long-term debt                               371,454                       0                371,454
  Accrued expenses                                             782,864                 (89,701) (2)           693,163
                                                          ------------            ------------             ----------
         Total current liabilities                           1,869,308                (226,000)             1,643,308

  Long-term debt                                             1,672,151                (413,259) (2)         1,258,892
  Other accrued debt                                                 0                       0                      0

Stockholders' equity (deficiency):
  Common Stock, $0.012 par value,
    50,000,000 shares authorized; Issued
    16,273,500                                                 195,282                       0                195,282
  Preferred stock, 10,000,000 shares
    authorized; Issued:  1,727,305                           1,727,305                       0              1,727,305
  Accumulated deficit                                       (7,957,366)                827,828 (5)         (7,129,538)
  Additional paid-in Capital                                 8,199,390                       0              8,199,390
  Less - treasury stock, 700,000 shares
    at cost                                                    (87,500)                      0                (87,500)
                                                          ------------            ------------             ----------
      Total stockholders' equity (deficiency)                2,077,111                 827,828              2,904,939
                                                          ------------            ------------             ----------
                                                             5,618,570                 188,569              5,807,139
                                                          ============            ============             ==========

           See Notes to Unaudited Pro Forma Consolidated Balance Sheet

        Notes To Unaudited Pro Forma Consolidated Condensed Balance Sheet


(1) Adjustments to reflect proceeds received by the Company from the Disposition. The adjustments reflects proceeds of $900,000 in cash and a $150,000 five year note.

      Cash at closing                                    $ 900,000
      Note receivable-current portion                       30,000
      Note receivable-long term portion                    120,000
                                                        ----------

      Total purchase price                              $1,050,000
                                                        ==========

(2) Adjustment to reflect the exchange of certain accounts pursuant to the Disposition and related transactions. The buyer will receive $805,168 of net accounts receivable related to the assets to be disposed of and will assume $226,000 of accounts payable. In January 1997, the Company agreed to satisfy a note of the Company held by the buyer in the amount of $413,259, out of the proceeds of $484,000 in face amount of the aforesaid receivables. Accordingly, the pro forma adjustments also reflect elimination of the liability under the note.

(3) Adjustment to reflect deferred financing expense that will be expensed on the completion of the Disposition. In April of 1996, the Company renegotiated a promissory note in the principal amount of $413,259, which note was issued to the buyer in connection with the acquisition by the Company of certain assets included in the Disposition. In consideration of the renegotiation of the note, the Company issued to the noteholder 120,000 shares of Common Stock deemed valued at $.25 per share, or $30,000 in the aggregate. This amount was being amortized as a deferred financing cost. The remaining unamortized portion of this deferred financing cost in the amount of $21,500 will be expensed upon the completion of the Disposition.

(4) Adjustment to eliminate the net value of the assets included in the Disposition, as follows:

      Fixed asset acquisition cost                 $89,030
      Accumulated depreciation                      54,287
                                                    ------

      Net fixed assets                              34,743
                                                    ======

(5)  Adjustment to reflect the gain realized upon the Disposition.

                                      Unaudited Pro Forma Consolidated Statements Of Operations



                                                     Fiscal Year Ended                               Nine Months Ended
                                                     December 31, 1995                              September 30, 1996
                                          -----------------------------------------     --------------------------------------------
                                                           Pro Forma                                   Pro Forma
                                           Actual         adjustments      Pro Forma      Actual       adjustments       Pro Forma
                                           ------         -----------      ---------      ------       -----------       ---------

Revenue, net                             $ 8,617,798    $ 1,916,763(1)   $ 6,701,035    $ 6,901,137    $ 1,614,032(1)   $ 5,287,105
Costs and expenses:
  Operating costs                          7,244,196      1,707,506(2)     5,536,690      5,258,134      1,450,203(2)     3,807,931
  Administrative and
    selling                                1,641,099              0(3)     1,641,099      1,662,655              0(3)     1,662,655
  Depreciation and
    amortization                             230,115          9,600(4)       220,515        175,486          7,600(4)       167,886
                                           ---------      ---------        ---------      ---------      ---------        ---------

Total operating costs                      9,115,410      1,717,106        7,398,304      7,096,275      1,457,803        5,638,472
                                           ---------      ---------        ---------      ---------      ---------        ---------

Operating loss                              (497,612)       199,657         (697,269)      (195,138)       156,229         (351,367)

Interest expense, net                        183,023         31,854(5)       151,169        207,356         28,568(5)       178,788

Other expense (income)                       (81,780)             0          (81,780)             0              0                0
                                           ---------      ---------        ---------      ---------      ---------        ---------

Income (loss) before
  taxes and extraordinary
  income (charge)                           (598,855)       167,803         (766,658)      (402,494)       127,661         (530,155)

Provision for taxes                           10,000              0(6)        10,000         55,788              0(6)        55,788
                                           ---------      ---------        ---------      ---------      ---------        ---------

Income (loss) before
  extraordinary income
  (charge)                                  (608,855)       167,803         (776,658)      (458,282)       127,661         (585,943)
                                           =========      =========        =========      =========      =========        =========

Income (loss) before
  extraordinary income
  (charge) per share of
  common stock                                                                 (0.06)                                         (0.04)
                                                                         ===========                                    ============

Average number of                                                         13,267,333                                     14,787,803
  common shares                                                          ===========                                    ===========
  outstanding


     See Notes to Unaudited Pro Forma Consolidated Statements of Operations

       Notes to Unaudited Pro Forma Consolidated Statements of Operations

(1) Adjustment to eliminate actual net revenues for the periods presented attributable to the assets to be disposed of.

(2) Adjustment to eliminate direct actual and accrued expenses relating to the assets to be disposed of, which consist principally of salaries, wages, fringe benefits and other clinical costs.

(3) Assumes no reduction in the Company's administrative and selling expenses resulting from the Disposition.

(4) Adjustment to eliminate actual depreciation expense for the periods presented attributable to the assets to be disposed of.

(5) In January 1997, the Company agreed to satisfy a note of the Company held by the buyer in the amount of $413,259, out of the proceeds of $484,000 in face amount of receivables attributable to the assets to be disposed of. The pro forma adjustment eliminates actual and accrued interest expense attributable to this note. Lower interest expense resulting from the use of proceeds of the Disposition to reduce the Company's outstanding debt is not reflected in the pro forma adjustments.

(6) Excludes extraordinary income resulting from the gain on the sale of the Disposition. Accordingly, the pro forma adjustments do not assume any change in Federal and state income tax.


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:


Date: March 14, 1997             By: __________________________
                                     Robert M. Whitty, President


Date: March 14, 1997             By: __________________________
                                     Raymond L. LeBlanc, Chief Financial Officer

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:


Date: March 14, 1997             By: /s/ Robert M. Whitty
                                     -------------------------
                                    Robert M. Whitty, President


Date: March 14, 1997             By: /s/ Raymond L. LeBlanc
                                     ---------------------------
                                     Raymond L. LeBlanc, Chief Financial Officer

                                  Exhibit Index




2.1 Asset Purchase Agreement between the Company and Richard and Vicky Tribbitt, dated February 28, 1997.

2.2 Assumption Agreement & Release between the Company and Richard and Vicky Tribbitt, dated February 28, 1997.


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